UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM 8K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 11, 1999

                              stereoscape.com, inc.
                    ( Formerly: ALLIANCE TECHNOLOGIES, INC.)
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                    O-25037           06-1469654
   (STATE OR JURISDICTION           (COMMISSION         (IRS EMPLOYER
       OF INCORPORATION)            FILE NUMBER)      IDENTIFICATION NO.)


      130 HIGHWAY 33 WEST, MANALAPAN, NEW JERSEY         07726
      ------------------------------------------         -----
      (Address of principal executive offices)        (zip code)


       Registrant's telephone number, including area code: (732) 617-1350

Item 4.  Changes in Registrant's Certifying Accountant

         a. Effective January 11, 1999, stereoscape.com, inc. (the "Company") dismissed its prior certifying accountants, Ehrenkrantz, Sterling & Co., LLC Certified Public Accountants and Consultants ("ESC") and retained as its new certifying accountants, Weinbaum & Yalamanchi ("WY"). ESC's report on the Company's financial statements for the fiscal year ended December 31, 1997, which was the only fiscal year during which ESC was the certifying accountant for the Company, contained no adverse opinions or disclaimer of opinions,and was not qualified as to audit scope or accounting principles. The report was however qualified as to uncertainties. The decision to change accountants was approved by the Audit Committee and the Board of Directors of the Company. As required by applicable rules of the Securities and Exchange Commission, the Company notified ESC that during the two most recent fiscal years and the interim period from December 31, 1997 through January 11, 1999 the Company was unaware of any disputes between the Company and ESC as to matters of accounting principles or practices, financial statement disclosure, or audit scope of procedure, which disagreements, if not resolved to the satisfaction of ESC, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports and requested ESC to confirm this, a copy of which is attached hereto.

         b. Effective January 11, 1999, the Company engaged WY as its principle accountants. During the most recent fiscal year end and the subsequent interim periods to the date hereof, the Company did not consult WY regarding any of the matters or events set forth in item 304 (a) (2) and (i) and (ii) of Regulation S-B.

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized




                              stereoscape.com, inc.
                                   (Registrant)




Date:    January 13, 1999                       By:/s/ Scott G. Halperin
                                                   ---------------------
                                                   Scott G. Halperin
                                                   Chairman


Date:    January 13, 1999                       By:/s/ Steven Wise
                                                   ---------------
                                                   Steven Wise
                                                   Chief Executive Officer

Date:    January 13, 1999                       By:/s/ Bernard F. Lillis, Jr.
                                                  ---------------------------
                                                   Bernard F. Lillis, Jr.
                                                   Chief Financial Officer

                  (EHRENKRANTZ, STERLING & CO., LLC LETTERHEAD)






Securities and Exchange Commission
450 5th Street NW
Washington, D.C.  20549


Gentlemen:


We have read Item 4 of the Current Report on Form 8K of Alliance Technologies, Inc. (Commission File Number 0-25037) dated February 16, 1998, and we agree with the statements contained therein insofar as they relate to our firm.


                                  Very truly yours,



                                  EHRENKRANTZ, STERLING & CO., LLC
                                  Certified Public Accountants and Consultants

Livingston, New Jersey
February 17, 1999






cc:      stereoscape.com, inc.
         522 Highway 9 North, Suite 144
         Manalapan, New Jersey  07726